J.P. MORGAN FUNDS

JPMorgan Total Emerging Markets Fund

(All Share Classes)

(series of JPMorgan Trust I)

Supplement dated May 1, 2014

to the Prospectuses and Summary Prospectuses dated February 28, 2014, as supplemented

Effective May 1, 2014, the portfolio manager information for JPMorgan Total Emerging Markets Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Titherington	2011	Managing Director
Pierre-Yves Bareau	2011	Managing Director
Sebastian Luparia	2014	Managing Director
Joanne Baxter	2014	Executive Director
George Iwanicki, Jr.	2013	Managing Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The portfolio management team is led by Richard Titherington, Pierre-Yves Bareau, Sebastian Luparia, Joanne Baxter and George Iwanicki, Jr., each of whom contributes to the management of the Fund. Mr. Titherington, a Managing Director, has been an employee of JPMIM and its affiliates since 1986. Mr. Titherington is the chief investment officer and head of the Emerging Markets Equity Team. Mr. Bareau, a Managing Director of JPMIM. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. Luparia, a Managing Director, is a portfolio manager responsible for Global Emerging Markets portfolios. He was previously a regional portfolio manager for Latin America portfolios, with a specialisation in Brazil, within the Emerging Markets Equity Team. He joined the firm in 1996 and prior to joining the Emerging Markets Equity Team, he was a senior analyst for the Latin American Natural Resources, Cement and Construction sectors and global coordinator for the basic materials sector. Ms. Baxter, Executive Director, is a portfolio manager within the Emerging Markets Debt team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in London, she specializes in managing asset allocation and total return portfolios within EMD. Prior to joining the firm in 2010, Ms. Baxter served as a trader/ portfolio manager within the emerging markets debt team at Ashmore Group, specializing in CEEMEA credits. Mr. Iwanicki, Jr., a Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. An employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs the Asset Allocation Committee.

The Statement of Additional Information provides additional information about the portfolio managers’, compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-TEM-514